Exhibit 10.3

FIRST AMENDMENT TO THE SERIES A-2 EXCHANGE CONVERTIBLE NOTE ISSUED ON DECEMBER 20, 2018

THIS FIRST AMENDMENT to the Note (as defined below) (the “Amendment”) is entered into on June 18, 2020 (the “Effective Date”), by and between Simplicity Esports and Gaming Company, a Delaware corporation (the “Company”), and Maxim Group LLC (the “Holder” and collectively with the Company, the “Parties”).

BACKGROUND

A. The Company and Holder are the parties to that certain Series A-2 exchange convertible note in the original principal amount of $1,000,000.00, which was issued by the Company to the Holder on December 20, 2018 (as amended from time to time, the “Note”); and

B. The Parties desire to amend the Note as set forth expressly below.

NOW THEREFORE, in consideration of the execution and delivery of the Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. The Holder’s sale of the Company’s common stock (the “Common Stock”) underlying the Note (including but not limited to all Common Stock issued pursuant to a conversion under the Note), during each trading day beginning on the Effective Date and continuing until the Note is extinguished in its entirety, shall be limited to the 10% of the daily volume of the Common Stock on such respective trading day.

2. The Maturity Date (as defined in the Note) shall be extended to December 31, 2020.

3. The current principal amount of the Note shall be increased by $100,000.00 as of the Effective Date.

4. The reference to “$1.93” in Section 4(b) of the Note shall be replaced with “$1.15” as of the Effective Date.

6. This Amendment shall be deemed part of, but shall take precedence over and supersede any provisions to the contrary contained in the Note. Except as specifically modified hereby, all of the provisions of the Note, which are not in conflict with the terms of this Amendment, shall remain in full force and effect. This Amendment may be executed in one or more counterparts, with the same effect as if the parties hereto had signed the same document. All references in the Note to “this Note” or to the same effect shall be construed as referring to the Note as amended by this Amendment.

[Signature page to follow]

1

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

Simplicity Esports and Gaming Company		Maxim Group LLC

By:	/s/ Roman Franklin	By:	/s/ Cliff Teller
Name:	Roman Franklin	Name:	Cliff Teller
Title:	President	Title:	Head of Banking

2